SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): August 22, 2006


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 8.01 - OTHER EVENTS

On August 22, 2006, the Registrant posted the following announcement on its website (www.sonexresearch.com):


INVESTORS REFILE FEDERAL LAWSUIT PREVIOUSLY DISMISSED


ANNAPOLIS, MARYLAND, August 22, 2006 - SONEX RESEARCH, INC. (OTC SONX) has learned that on August 18, 2006 a group of Pennsylvania investors amended and refiled their federal lawsuit which had been dismissed in July 2006 by the U.S. District Court for the Eastern District of Pennsylvania for failure to meet the legal standard for bringing a valid complaint under applicable federal and state securities laws. Sonex management continues to believe that, aside from failing to meet the legal requirements, many aspects of the claims in the Amended Complaint are without merit and contain factual inaccuracies. Sonex plans to timely respond to the Complaint and defend itself accordingly.

The original Complaint was filed in February 2005 by Bruce W. Majer of Plymouth Meeting, PA, Allen W. Fortna of Whitehall, PA, and the Hermitage Partnership of Philadelphia, PA (together, referred to as the "Investors"). The Complaint was an action for federal and state securities fraud, common law fraud, and related claims by the Investors who believe they were induced to purchase securities based on a series of alleged misstatements and omissions, and was filed against Sonex, its former President, CEO and director Roger D. Posey, former director Jim Z.I. Williams, current CFO, Secretary and director George E. Ponticas, and Dr. Andrew A. Pouring, current Sonex Chairman of the Board, CEO and President. The Investors sought the return of $175,000 in equity investments made in Sonex during 2004. Sonex notes that Mr. Majer is a former colleague of Mr. Posey.

In March 2005 Sonex filed its Motion to Dismiss the Complaint for failure to state a cognizable claim as a matter of law, which motion was granted by the Court on July 19, 2006. The Plaintiffs had 30 days to file an Amended Complaint.

The Amended Complaint restates the claims of the original lawsuit, cites additional examples of alleged misrepresentations, and makes several allegations concerning the involvement of former Sonex consultant James A. Rose, II, of Arnold, Maryland, president of Global Equity Consultants, Inc. ("GECI"), contending that Rose had authority to act on behalf of Sonex and his alleged misrepresentations, in part, induced the Plaintiffs to invest. Despite such allegations, the Amended Complaint does not name Rose or GECI as defendants.

In September 2005 GECI filed an action against Sonex for alleged non-delivery of stock pursuant to a consulting agreement. Sonex opposed the claim, asserting that the consulting agreement was procured by negligent and/or intentional concealment by Mr. Rose of the fact that GECI had transferred 300,000 shares of Sonex stock to Jim Z.I. Williams, one of three members of the Board of Directors who was to vote to approve the consulting agreement. In April 2006, GECI's Motion for Summary Judgment against the Company was denied.

In July 2006 GECI filed another lawsuit, a stockholder derivative complaint, against Dr. Pouring and Mr. Ponticas alleging violations of Maryland Corporation Law with respect to interested director transactions. This latest action challenges the grant by Sonex in early 2005 of security interests in its patents to its officers, directors and other creditors to secure payment of compensation being deferred on an ongoing and future basis as well as new loans and other financial obligations. The stockholder derivative complaint alleges that the security interest was "procured by negligent and/or intentional concealment of material facts" and seeks rescission of the transaction. GECI claims that the transaction "is unfair and unreasonable" to Sonex. Three local shareholders previously filed a lawsuit in April 2005 challenging the grant of the security interests, but after court-ordered mediation in July 2005, the matter was settled and voluntarily dismissed by those plaintiffs in March 2006.

Dr. Pouring and Mr. Ponticas believe that the allegations in the stockholder derivative complaint are without merit and that the filing of the lawsuit does not serve the best interests of Sonex stockholders as implied by GECI in the Complaint. They believe the grant of the security interests, taken to keep the Company in operation, meets the legal standard for interested director transactions that requires such transactions to be fair and reasonable to a corporation.

While both of the actions by GECI continue in litigation, the parties have engaged in settlement discussions.


Contact: George E. Ponticas, CFO, Sonex Research, Inc., tel: 410-266-5556, email: george.ponticas@sonex-na.com, website: www.sonexresearch.com.


About Sonex

Sonex Research, Inc., a leader in the field of combustion technology, is developing its patented Sonex Combustion System (SCS) piston-based technology for in-cylinder control of ignition and combustion, designed to increase fuel mileage and reduce emissions of internal combustion engines. Sonex plans to complete development, commercialize and market its Sonex Controlled Auto Ignition (SCAI) combustion process to the automotive industry to improve fuel efficiency of gasoline powered vehicles. Additionally, independent third-party testing has confirmed the potential of the SCS application for direct-injected diesel engines to significantly reduce harmful soot in-cylinder without increasing fuel consumption. Other SCS designs are being used to convert gasoline engines of various sizes to operate on safer, diesel-type "heavy fuels" for use in military and commercial applications requiring light weight and safe handling and storage of fuel, such as in UAVs (unmanned aerial vehicles).


CAUTION REGARDING FORWARD-LOOKING STATEMENTS

"Forward-looking" statements contained in this report, as well as all publicly disseminated material about the Company, are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act. Such statements are based on current expectations, estimates, projections and assumptions by management with respect to matters such as commercial acceptance of the SCS technology, the impact of competition, and the Company's financial condition or results of operations. Readers are cautioned that such statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements.




RISK FACTORS

Additional information regarding the risks faced by Sonex is provided in the Company's periodic filings with the Securities and Exchange Commission (SEC) under the heading "Risk Factors". Such filings are available upon request from the Company or online in the SEC's EDGAR database at www.sec.gov. The Company, however, is delinquent in its filings with the SEC. It has not filed Annual Reports on Form 10-KSB for the years ended December 31, 2004 and 2005 primarily because it lacks the financial resources to engage an independent registered public accounting firm to conduct an audit of the related financial statements and because it lacks the staffing to prepare the Forms 10-KSB due in large part to the amount of time management has devoted and the amount of funds the Company has spent in responding to litigation. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB for 2005 and 2006. The Company is unable to predict when it will be able to make these filings and there can be no assurance that the filings will be made at all. In addition, there can be no assurance that a public market for the Company's Common Stock will continue to exist.

                                 ###


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 22, 2006


SONEX RESEARCH, INC.
Registrant



/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary